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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2002



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                        1-6903                           75-0225040
(State of incorporation)        (Commission File No.)        (IRS Employer Identification No. )


      2525 Stemmons Freeway, Dallas, Texas                              75207-2401
    (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (214) 631-4420





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Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - Statement under oath of Timothy R. Wallace,
                  Principal Executive Officer of the Registrant, regarding facts and circumstances relating to Exchange Act filings.

                  Exhibit 99.2 - Statement under oath of Jim S. Ivy, Principal
                  Financial Officer of the Registrant, regarding facts and circumstances relating to Exchange Act filings.


Item 9. Regulation FD Disclosure

         The Registrant is furnishing herewith the statements under oath of its Principal Executive Officer (Exhibit 99.1) and its Principal Financial Officer
(Exhibit 99.2) submitted to the Securities and Exchange Commission on August 13,
2002 pursuant to its order of June 27, 2002 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.


SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRINITY INDUSTRIES, INC.




Date:  August 13, 2002                  By:  /s/ MICHAEL G. FORTADO
                                           ------------------------------------
                                           Michael G. Fortado
                                           Vice President and Secretary



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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Statement under oath of Timothy R. Wallace, Principal
                  Executive Officer of the Registrant, regarding facts and
                  circumstances relating to Exchange Act filings.


99.2              Statement under oath of Jim S. Ivy, Principal Financial
                  Officer of the Registrant, regarding facts and circumstances relating to Exchange Act filings.
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